AB CAP FUND, INC.
-AB Emerging Markets Multi-Asset Portfolio
(the "Portfolio")

Supplement dated February 5, 2015 to the Statement of Additional Information dated July 31, 2014 of AB Cap Fund, Inc. offering shares of the Portfolio (the "SAI").
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The following replaces the second sentence under the heading "Dividends, Distributions and Taxes—Dividends and Distributions" of the SAI:
Income dividends generally are distributed quarterly; capital gains distributions generally occur annually in December.
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This Supplement should be read in conjunction with the SAI for the Portfolio.
You should retain this Supplement with your SAI for future reference.
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